BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated March 31, 2022

to the Summary Prospectus dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, E.G. Woods, Matthew Spitznagle and Jason Wulff are added as portfolio managers of the portion of the assets of the Fund managed by Eagle Asset Management, Inc. (“Eagle’s Allocated Portion of the Fund”). Betsy Pecor and Matt McGeary continue to serve as portfolio managers of Eagle’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “Eagle” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with Eagle	Length of Service to the Fund
Betsy Pecor, CFA	Portfolio Manager	Since Inception
Matt McGeary, CFA	Portfolio Manager	Since Inception
E.G. Woods, CFA	Portfolio Manager	Since March 2022
Jason Wulff, CFA	Portfolio Manager	Since March 2022
Matthew Spitznagle, CFA	Portfolio Manager	Since March 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE